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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                        PURSUANT TO SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (date of earliest    JANUARY 19, 2001 (January 18, 2001)
                 event reported):   -----------------------------------



                            WKI HOLDING COMPANY, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)




        DELAWARE                          333-57099                16-1403318
--------------------------------   ----------------------    -------------------
(State or other jurisdiction of       (Commission file           (IRS Employer
    of incorporation)                     number)            Identification No.)


      One Pyrex Place, Elmira, New York                          14902-1555
--------------------------------------------                 -------------------
  (Address of principal executive offices)                      (Zip Code)


Registrant's telephone number, including area code:             607-377-8000
                                                             -------------------


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ITEM 5.  OTHER EVENTS

WKI Holding Company, Inc. is issuing a press release to announce that its affiliate, Borden, Inc., has agreed to extend the maturity of Borden's $40 million line of credit to World Kitchen.

WKI Holding Company, Inc. has issued a press release to announce that a new President and Chief Executive Officer has been named.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

   99.1  Press Release

   99.2  Press Release


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                                    SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





                                       WKI Holding Company, Inc.



Date:   January 19, 2001               /s/ William H. Carter
                                       ---------------------
                                       William H. Carter
                                       Interim Chief Financial Officer